              AMENDED AND RESTATED PARTNERSHIP SECURITY AGREEMENT


         This AMENDED AND RESTATED PARTNERSHIP SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), dated as of September 11, 1998 (amending and restating the Partnership Security Agreement, dated as of February 13, 1998 (the "Existing Security Agreement")), is made by each of the parties identified on the signature pages hereto as a "Grantor" (each, individually, a "Grantor", and collectively, the "Grantors") in favor of FLEET NATIONAL BANK, as administrative agent (together with its successor(s) thereto, in such capacity, the "Administrative Agent") for each of the Secured Parties.


                              W I T N E S S E T H:

         WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower" or the "Partnership"), each of the Grantors, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, as a condition precedent to the making of the Credit Extensions under the Existing Credit Agreement, each Grantor was required to execute and deliver the Existing Security Agreement; and

         WHEREAS, each Grantor has requested that the Existing Security Agreement be amended and restated in its entirety to read as hereinafter set forth;

         WHEREAS, it is in the best interests of each Grantor to execute this Security Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from the Credit Extensions made and maintained from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Borrower pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreement(s), each Grantor agrees, for the benefit of each Secured Party, as follows:


                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Borrower" is defined in the first recital.

         "Collateral" is defined in Section 2.1.

         "Credit Agreement" is defined in the first recital.

         "Existing Credit Agreement" is defined in the first recital.

         "Existing Security Agreement" is defined in the first recital.

         "Grantor" and "Grantors" are defined in the preamble.

         "Lender" and "Lenders" are defined in the first recital.

         "Partnership" is defined in the first recital.

         "Partnership Agreement" means the Borrower Partnership Agreement as defined in the Credit Agreement.

         "Secured Obligations" is defined in Section 2.2.

         "Security Agreement" is defined in the preamble.

         "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

         SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE II

                               SECURITY INTEREST

         SECTION 2.1. Grant of Security. Each Grantor hereby hereby (x) confirms the assignments, pledges and grants that it previously made to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties pursuant to the Existing Security Agreement and (y) not in limitation of such assignments, pledges and grants but as a supplement thereto, assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by such Grantor (the "Collateral"):

                  (a) all right, title and interest of such Grantor, whether now existing or hereafter arising or acquired, in, to and under the Partnership Agreement, including such Grantor's rights, now existing or hereafter arising or acquired, to receive from time to time its share of profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from the Partnership (including specific properties of the Partnership upon dissolution and otherwise and all rights and interests as general partner to operate the Partnership);

                  (b) all general or limited partnership interests now owned or hereafter acquired by such Grantor in the Partnership as a result of exchange offers, direct investments or contributions or otherwise;

                  (c) such Grantor's accounts, general intangibles and other rights to payment or reimbursement, now existing or hereafter arising or acquired, from the Partnership, existing or arising from loans, advances or other extensions of credit by such Grantor from time to time to or for the account of the Partnership, or from services rendered by such Grantor from time to time to or for the account of the Partnership; and

                  (d) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b) and (c), and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

         SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Borrower is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise, and all obligations of each Grantor and each other Obligor now or hereafter existing under this Security Agreement and each other Loan Document to which such Grantor or such other Obligor is or may become a party (all such obligations of the Borrower and such Grantor and such other Obligor being the "Secured Obligations").

         SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until payment in full in cash of all Secured Obligations, the termination of all Letters of Credit, the termination or expiration of all Rate Protection Agreements and the termination of all Commitments,

                  (b) be binding upon each Grantor, its successors, transferees and assigns, and

                  (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement. Upon the payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to such Grantor. Upon any such termination, the Administrative Agent will, at such Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         SECTION 2.4. Grantors Remain Liable. Anything herein to the contrary notwithstanding

                  (a) each Grantor shall remain liable under the Partnership Agreement and the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under the Partnership Agreement and such contracts and agreements to the same extent as if this Security Agreement had not been executed,

                  (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the Partnership Agreement and any such contracts or agreements included in the Collateral, and

                  (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under the Partnership Agreement and any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 2.5. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of

                  (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document;

                  (b) the failure of any Secured Party or any holder of any Note

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor of, or collateral securing, any Secured Obligations;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligations;

                  (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

                  (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

         SECTION 2.6. Postponement of Subrogation, etc. Each Grantor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments. Any amount paid to any Grantor on account of any payment made hereunder prior to the payment in full in cash of all Secured Obligations shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

                  (a) such Grantor has made payment to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note of all or any part of the Secured Obligations, and

                  (b) all Secured Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at the requesting Grantor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, for so long as any Secured Obligations, Commitments or Letters of Credit remain outstanding or any Rate Protection Agreement remains in full force and effect, each Grantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party or any holder of a Note.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Representations and Warranties. Each Grantor represents and warrants to each Secured Party insofar as the representations and warranties contained herein are applicable to such Grantor and its properties, as set forth in this Article III.

         SECTION 3.2. Ownership, No Liens, etc. Such Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as to which a duly executed termination statement relating to such financing statement or other similar instrument has been delivered to the Administrative Agent on the Closing Date.

         SECTION 3.3. Validity, etc. This Security Agreement creates a valid security interest in the Collateral securing the payment of the Secured Obligations, and upon the filing of the Uniform Commercial Code financing statements delivered by each Grantor to the Administrative Agent with respect to such Collateral, such security interest will be a first priority perfected security interest. The Partnership Agreement (and all amendments thereto) constitutes the valid, binding and enforceable obligations of each Grantor a party thereto, sets forth the entire agreement of the parties thereto with respect to the subject matter thereof, has not been further amended or modified and remains in full force and effect.

         SECTION 3.4. Partnership Interests, Profits. The character (general and/or limited partner) of each Grantor's interest in the Partnership and each Grantor's percentage interest in the Partnership's profits (with profit interests as a general and as a limited partner separately stated) are as set forth in Schedule I hereto, as amended, supplemented or otherwise modified from time to time with the prior written consent of the Administrative Agent.

         SECTION 3.5. Certificate. No interest of such Grantor in the Partnership is represented by a certificate of interest or similar instrument, except such certificates or instruments, if any, as have been delivered to the Administrative Agent and are held in its possession (and such Grantor covenants and agrees that any such certificates or instruments hereafter received by such Grantor with respect to any of the Collateral will be promptly delivered to the Administrative Agent, together with all necessary instruments or transfer or assignment, duly executed in blank).

         SECTION 3.6. Interest in Partnership Agreements. Such Grantor had and has the power and legal capacity to execute and carry out the provisions of the Partnership Agreement. Such Grantor has substantially performed all of its obligations to date under the Partnership Agreement and has not received notice of the failure of any other party thereto to perform substantially its obligations thereunder.

         SECTION 3.7. Location, Records, etc. The chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Collateral are located at the addresses specified in Schedule II hereto. During the four months preceding the Closing Date, such Grantor has not been known by any legal name different from the one set forth on the signature page hereto (except as listed on the signature page hereto), nor has such Grantor been the subject of any merger or other corporate reorganization.

         SECTION 3.8. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect (or otherwise provided for to the satisfaction of the Agents), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

                  (a) for the grant by such Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by such Grantor, or

                  (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

         SECTION 3.9. Compliance with Laws. Such Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.


                                   ARTICLE IV

                                   COVENANTS

         SECTION 4.1. Certain Covenants. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Rate Protection Agreements shall remain in full force and effect, any Letters of Credit shall be outstanding or any Lender shall have any outstanding Commitment, such Grantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Article IV.

         SECTION 4.2. Covenants from Other Agreements. Such Grantor will take all actions necessary to cause the Partnership to perform, comply with and be bound by all of the agreements, covenants and obligations contained in Article VII of the Credit Agreement and in any other Loan Document applicable to the Partnership and its properties. Each such agreement, covenant and obligation contained in such Article or in any other Loan Document and all other terms of the Credit Agreement and the Loan Documents to which reference is made therein, together with all related definitions and ancillary provisions, is hereby incorporated into this
                                      -8-

Security Agreement by reference as though specifically set forth in this Section, and each such agreement, covenant and obligation shall, for purposes hereof, survive the termination of the Credit Agreement and the Loan Documents (other than this Security Agreement).

         SECTION 4.3. Maintenance of Records. Such Grantor will keep, at its address indicated on Schedule II hereto, all of its records concerning the Collateral, which records will be of such character as will enable the Administrative Agent or its designees to determine at any time the status thereof, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions necessary to (a) perfect, preserve and protect any security interest granted or purported to be granted hereby and (b) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder, shall have been taken. Such Grantor shall not change its name except upon 30 days' prior written notice to the Administrative Agent and shall hold and preserve such records concerning the Collateral and permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records.

         SECTION 4.4. Amendment of Partnership Agreement. Such Grantor will not amend, supplement or otherwise modify, or permit, consent or suffer to occur any amendment, supplement or modification of any terms or provisions contained in, or applicable to, the Partnership Agreement, if the effect thereof is to impair, or is in any manner adverse to, the rights or interests of any Secured Party under the Credit Agreement or any other Loan Document, without the prior written consent of the Administrative Agent and the Required Lenders.

         SECTION 4.5. Withdraw from Partnership. No Grantor will, without the express written consent of the Administrative Agent and the Lenders, actively cause itself to withdraw as a general partner or limited partner, as the case may be, of the Partnership.

         SECTION 4.6.  Transfers and Other Liens.  Such Grantor shall not

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral; or

                  (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

         SECTION 4.7. Further Assurances, etc. Such Grantor agrees that, from time to time at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

                  (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

                  (b) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


                                   ARTICLE V

                            THE ADMINISTRATIVE AGENT

         SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and continuation of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
         (a) above;

                  (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

                  (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.7).

Such Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION 5.2. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 6.2.

         SECTION 5.3. Administrative Agent Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                   ARTICLE VI

                                    REMEDIES

         SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                           (i) require each Grantor to, and such Grantor hereby
                  agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to all parties, and

                           (ii) without notice except as specified below, sell
                  the Collateral or any part thereof at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as follows:

                           (i) first, to the payment of any amounts payable to
                  the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and Section 6.2;

                           (ii) second, to the equal and ratable payment of
                  Obligations, in accordance with each Secured Party's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Obligations as to each Secured Party, applied

                                    (A) first to fees and expense
                           reimbursements then due to such Secured Party,

                                    (B) then to interest due to such Secured
                           Party,

                                    (C) then to pay or prepay principal of the
                           Loans owing to, or to reduce the "credit exposure" of, such Secured Party under such Hedging Obligation, as the case may be, and

                                    (D) then to pay the remaining outstanding
                           Obligations and cash collateralize all Letter of Credit Outstandings;

                           (iii) third, without duplication of any amounts paid
                  pursuant to clause (b)(ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 11.4 of the Credit Agreement; and

                           (iv) fourth, to be held as additional collateral
                  security until the payment in full in cash of all of the Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, after which such remaining cash proceeds shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

         For purposes of this Security Agreement, the "credit exposure" at any time of any Secured Party with respect to a Hedging Obligation to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation.

         SECTION 6.2.  Indemnity and Expenses.

                  (a) Each Grantor jointly and severally agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

                  (b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

                           (i) the administration of this Security Agreement,

                           (ii) the custody, preservation, use or operation of,
                  or the sale of, collection from, or other realization upon, any of the Collateral,

                           (iii) the exercise or enforcement of any of the
                  rights of the Administrative Agent or the Secured Parties hereunder, and

                           (iv) the failure by any Grantor to perform or
                  observe any of the provisions hereof.


                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and by the Guarantor in the case of an amendment, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 7.3. Addresses for Notices. All notices and other communications provided for hereunder to any party hereto shall be in writing (including telegraphic communication) and mailed or telecopied or delivered to such party, addressed to such party at its address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

         SECTION 7.4. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

         SECTION 7.5. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

         SECTION 7.6. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 7.7. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                              GRANTORS:

                                              DUANE READE INC., a Delaware
                                                 corporation


                                              By /s/ William J. Tennant
                                                 ------------------------------
                                                 Name:  William J. Tennant
                                                 Title: Senior Vice President
                                                        and Chief Financial
                                                        Officer



                                              DRI I INC., a Delaware corporation


                                              By /s/ William J. Tennant
                                                 ------------------------------
                                                 Name:  William J. Tennant
                                                 Title: Senior Vice President
                                                        and Chief Financial
                                                        Officer



                                              FLEET NATIONAL BANK,
                                                as Administrative Agent


                                              By /s/ Authorized Signatory
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                                                  SCHEDULE I to
                                                           Partnership Security
                                                                      Agreement




                                  TYPE OF              PERCENTAGE OF
                                PARTNERSHIP            ALL INTERESTS
NAME OF GRANTOR               INTEREST PLEDGED            PLEDGED
---------------               ----------------         -------------
        Duane Reade Inc.          General                   99%

           DRI I Inc.             General                   1%

                                                                 SCHEDULE II to
                                                           Partnership Security
                                                                      Agreement


                             Chief Executive Office
                             ----------------------


DUANE READE INC.                        440 NINTH AVENUE
                                        NEW YORK, NEW YORK 10001


DRI I INC.                              440 NINTH AVENUE
                                        NEW YORK, NEW YORK 10001